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                                                                   Exhibit 99.1

   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Harry M. Jansen Kraemer, Jr., as Chairman of the Board and Chief Executive Officer of Baxter International Inc.(the "Company"), certifies, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, that:

   (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:   /s/  HARRY M. JANSEN KRAEMER, JR.
    -----------------------------------
    Harry M. Jansen Kraemer, Jr.
    Chairman of the Board
    and Chief Executive Officer
    March 12, 2003

This certification accompanies the Report pursuant to (S)906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
(S)18 of the Securities and Exchange Act of 1934, as amended.